UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OR The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            December 21, 2004
                                                 -------------------------------

                              Invacare Corporation
             (Exact name of registrant as specified in its charter)

Ohio                                  0-12938              95-2680965
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(State or other jurisdiction of     (Commission    (IRS Employer Identification)
incorporation or organization)     File Number No)

            One Invacare Way, P.O. Box 4028, Elyria, Ohio              44036
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             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (440) 329-6000
                                                  ------------------------------

________________________________________________________________________________

(Former name, former address and former fiscal year, if change since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

               On December 21, 2004, Invacare Corporation issued a press release to update its earnings guidance for the fourth quarter of 2004 and for 2005. The press release is attached as Exhibit 99.1 to this report on Form 8-K.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Invacare Corporation

                                        By: /s/ Gregory C. Thompson
                                        ---------------------------
                                        Gregory C. Thompson
                                        Senior Vice President and
                                        Chief Financial Officer



Date:  December 21, 2004